Exhibit 21.1
ENSTAR GROUP LIMITED
LISTING OF SUBSIDIARIES
As of December 31, 2015

Name	% of Voting Securities	City	State	Jurisdiction
Enstar Group Limited	N/A	Hamilton	Pembroke	Bermuda

A. Cumberland Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
1) Enstar Australia Holdings Pty Limited	100%	Sydney	NSW	Australia
a) Enstar Australia Limited	100%	Sydney	NSW	Australia
i) Cranmore Australia Pty Limited	100%	Sydney	NSW	Australia
b) AG Australia Holdings Limited	100%	Sydney	NSW	Australia
i) Gordian Runoff Limited	100%	Sydney	NSW	Australia
c) Shelly Bay Holdings Limited	100%	Sydney	NSW	Australia
i) Harrington Sound Limited	100%	Sydney	NSW	Australia

B. Enstar Limited	100%	Hamilton	Pembroke	Bermuda
1) Enstar (EU) Holdings Limited	100%	Guildford	Surrey	England
a) Enstar (EU) Limited	100%	Guildford	Surrey	England
b) Cranmore (UK) Limited	100%	London		England
c) Enstar (EU) Finance Limited	100%	Guildford	Surrey	England
2) Cranmore (Bermuda) Limited	100%	Hamilton	Pembroke	Bermuda
a) Cranmore (Asia) Limited	100%	Hamilton	Pembroke	Bermuda
i) Cranmore (Asia) Pte Limited	100%			Singapore
3) Enstar Brokers Limited	100%	Hamilton	Pembroke	Bermuda
4) Castlewood Limited	100%	Hamilton	Pembroke	Bermuda
5) Bantry Holdings Ltd.	50%	Hamilton	Pembroke	Bermuda
a) Blackrock Holdings Ltd.	30%	Hamilton	Pembroke	Bermuda
i) Kinsale Brokers Limited	100%	Guildford	Surrey	England
6) Enstar Insurance Management Services Ireland Limited	100%	Dublin		Ireland
7) Enstar Investment Management Ltd.	100%	Hamilton	Pembroke	Bermuda
8) Cranmore Insurance and Reinsurance Management Services Europe Ltd	100%	Dublin		Ireland
9) B.H. Acquisition Limited	100%(2)	Hamilton	Pembroke	Bermuda
a) Brittany Insurance Company Ltd.	100%	Hamilton	Pembroke	Bermuda
b) Paget Holdings GmbH Limited	100%	Vienna		Austria

C. Kenmare Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
1) Fitzwilliam Insurance Limited	100%	Hamilton	Pembroke	Bermuda
2) Revir Limited	100%	Hamilton	Pembroke	Bermuda
a) River Thames Insurance Company Limited	100%	Guildford	Surrey	England
i) Hillcot Underwriting Management Limited	100%	Guildford	Surrey	England
b) Overseas Reinsurance Corporation Limited	100%	Hamilton	Pembroke	Bermuda
c) Regis Agencies Limited	100%	Guildford	Surrey	England
3) Harper Holding SARL	100%			Luxembourg
a) Harper Insurance Limited	100%	Zurich		Switzerland

b) Enstar Holdings (US) Inc.	100%			Delaware
i) Enstar (US) Inc.	100%			Delaware
A) Enstar New York, Inc	100%			New York
ii) Cranmore (US) Inc.	100%			Delaware
iii) Capital Assurance Services, Inc.	100%			Florida
iv) Providence Washington Insurance Company	100%	Warwick		Rhode Island
v) Clarendon National Insurance Company	100%			Illinois
vi) SeaBright Insurance Company	100%			Illinois
vii) Paladin Managed Care Services, Inc.	100%			California
vii) PointSure Insurance Services, Inc.	100%			Washington
viii) Sussex Holdings, Inc.	100%			Delaware
A) Sussex Insurance Company	100%			South Carolina
ix) PWAC Holdings, Inc	100%			Delaware
c) Alpha Insurance SA	100%			Belgium
4) Mercantile Indemnity Company Limited	100%	Guildford	Surrey	England
5) Virginia Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
a) Cavell Holdings Limited	100%	Guildford	Surrey	England
6) Courtenay Holdings Ltd	100%	Hamilton	Pembroke	Bermuda
a) Enstar Acquisitions Limited	100%	Guildford	Surrey	England
i) Goshawk Insurance Holdings Limited	99.54%(3)	Guildford	Surrey	England
A) Goshawk Holdings (Bermuda) Limited	100%	Hamilton	Pembroke	Bermuda
I) Rosemont Reinsurance Ltd	100%	Hamilton	Pembroke	Bermuda
B) Goshawk Dedicated Limited	100%	Guildford	Surrey	England
b) Simcoe Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
i) Electricity Producers Insurance Company (Bermuda) Limited	100%	Hamilton	Pembroke	Bermuda
c) Royston Holdings Limited	100%	Hamilton	Pembroke	Bermuda
i) Royston Run-off Limited	100%	Guildford	Surrey	England
A) Unionamerica Holdings Limited	100%	London		England
I) Unionamerica Acquisition Co. Limited	100%	London		England
x) Unionamerica Insurance Company Limited	100%	London		England
d) Rombalds Limited	100%	Guildford	Surrey	England
7) Comox Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
a) Bosworth Run-off Limited	100%	Guildford	Surrey	England
8) Sundown Holdings Ltd	100%	Hamilton	Pembroke	Bermuda
9) Oceania Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
a) Inter-Ocean Holdings Ltd	100%	Hamilton	Pembroke	Bermuda
i) Inter-Ocean Reinsurance Company Ltd.	100%	Hamilton	Pembroke	Bermuda
A) Inter-Ocean Reinsurance (Ireland) Limited	100%(1)	Dublin		Ireland
10) Flatts Limited	100%	Guildford	Surrey	England
a) Marlon Insurance Company Limited	100%	Guildford	Surrey	England
11) Shelbourne Group Limited	100%	London		England
a) SGL No 1 Limited	100%	London		England
b) SGL No 3 Limited	100%	London		England
c) Shelbourne Syndicate Services Limited	100%	London		England

12) North Bay Holdings Limited	58.98%	Hamilton	Pembroke	Bermuda
a) Northshore Holdings Limited	97.78%	Hamilton	Pembroke	Bermuda
i) Arden Reinsurance Company Ltd.	100%	Hamilton	Pembroke	Bermuda
ii) Alopuc Limited	100%	UK	Surrey	England
A) Atrium Underwriting Group Limited	100%	London		England
I) Atrium Risk Management Services (Washington) Limited	100%			Washington
II) Atrium Risk Management Services (British Columbia) Ltd.	100%	British Columbia		Canada
III) Atrium Insurance Agency (Asia) Pte Ltd.	100%			Singapore
IV) Atrium 5 Limited	100%	London		England
V) Atrium Insurance Agency Limited	100%	London		England
VI) Atrium Group Services Limited	100%	London		England
x) Atrium Nominees Limited	100%	London		England
VII) Atrium Underwriters Limited	100%	London		England
VIII) Atrium Underwriting Holdings Limited	100%	London		England
xi) Atrium 1 Limited	100%	London		England
xii) Atrium 2 Limited	100%	London		England
xiii) Atrium 3 Limited	100%	London		England
xiv) Atrium 4 Limited	100%	London		England
xv) Atrium 6 Limited	100%	London		England
xvi) Atrium 7 Limited	100%	London		England
xvii) Atrium 8 Limited	100%	London		England
xviii) Atrium 9 Limited	100%	London		England
xix) Atrium 10 Limited	100%	London		England
xx) 609 Capital Limited	100%	London		England
b) Bayshore Holdings Ltd. (Subsequently renamed Starstone Specialty Holdings Limited)	100%	Hamilton	Pembroke	Bermuda
i) StarStone Insurance Bermuda Limited	100%	Hamilton		Bermuda
A) StarStone Corporate Capital Ltd.	100%			Ireland
B) StarStone Corporate Capital 2 Ltd.	100%			England
C) StarStone Underwriting Limited	100%			England
D) StarStone Corporate Capital 1 Limited	100%			England
E) StarStone Corporate Capital 4 Limited	100%			England
F) StarStone Corporate Capital 5 Limited	100%			England
G) Torus Bermuda Intermediaries Ltd.	100%	Hamilton		Bermuda
H) Torus Bermuda Services Limited	100%	Hamilton		Bermuda
I) Torus Insurance Holdings AG	100%			Switzerland
J) StarStone Insurance Europe AG	100%			Liechtenstein
K) StarStone Finance Limited	100%			England
I) StarStone US Holdings Inc.	100%			Delaware
x) StarStone Specialty Insurance Company	100%			Delaware
xa) StarStone National Insurance Company	100%			Delaware
xb) Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda	100%(5)			Brazil
xi) StarStone US Services	100%			New Jersey

xa) Torus Insurance Services, Inc.	100%			California
xb) StarStone US Intermediaries Inc.	100%			New Jersey
II) Torus Business Solutions Private Ltd.	100%(4)			India
L) StarStone Insurance Limited	100%			England
M) StarStone Insurance Services Limited	100%			England
I) Vander Haeghen & Co SA	100%			Belgium
II) Arena SA	100%			Belgium
13) Hove Holdings Limited	100%	Hamilton	Pembroke	Bermuda
14) Enstar (EU) Services Asia Limited	100%	Guildford	Surrey	England
15) Knapton Holdings Limited	100%	Guildford	Surrey	England
a) Knapton Insurance Limited	100%	Guildford	Surrey	England
16) New Castle Reinsurance Company Ltd	100%	Hamilton	Pembroke	Bermuda
a) Global Legacy Acquisition L.P.	98%(6)	Hamilton	Pembroke	Bermuda
b) Chatsworth Limited	100%	Hamilton	Pembroke	Bermuda
17) Enstar Financing Ltd.	100%	Hamilton	Pembroke	Bermuda
18) DLCM No. 1 Limited	100%	London		England
19) DLCM No. 2 Limited	100%	London		England
20) DLCM No. 3 Limited	100%	London		England
22) Cavello Bay Holdings Limited	100%	Hamilton	Pembroke	Bermuda
a) Cavello Bay Reinsurance Limited	100%	Hamilton	Pembroke	Bermuda
23) Eastshore Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
24) Hong Kong Reinsurance Company Limited	100%			Hong Kong
25) East Point Reinsurance Company of Hong Kong Limited	100%			Hong Kong
26) Poseidon Insurance Co Pty Ltd	100%			Australia
27) Aligned Re Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
a) Aligned Re Ltd.	100%	Hamilton	Pembroke	Bermuda
28) Point Bay Insurance Limited	100%			Isle of Man

D. Hillcot Holdings Ltd.	100%	Hamilton	Pembroke	Bermuda
1) Brampton Insurance Company Limited	100%	Guildford	Surrey	England

E. Enstar USA, Inc.	100%	Montgomery	Alabama	Georgia
1) Enstar Financial Services, Inc.	100%	Montgomery	Alabama	Florida
2) Enstar Group Operations, Inc.	100%	Montgomery	Alabama	Georgia

F. Laguna Life Holdings Limited	100%	Hamilton	Pembroke	Bermuda
1) Laguna Life Holdings SARL	100%			Luxembourg
a) Pavonia Holdings (US), Inc .	100%			Delaware
i) Pavonia Life Insurance Company of Michigan	100%			Michigan
A) Pavonia Life Insurance Company of New York	100%			New York
ii) Enstar Life (US), Inc.	100%			Delaware
2) Laguna Life Limited	100%	Dublin		Ireland
3) Guillamene Holdings Limited	100%	Dublin		Ireland
4) Copper Coast Funds ICAV	100%			Ireland

a) Dunmore LLLP	100%	Delaware
b) Woodstown LLLP	100%	Delaware
5) Laguna Life (UK) Limited	100%	England

(1)	Inter-Ocean Reinsurance (Ireland) Ltd. is 95% owned by Inter-Ocean Reinsurance Company Limited and 5% owned by Inter-Ocean Holdings Limited

(2)	B.H. Acquisition Limited is 33% owned by Enstar USA, Inc. and 67% owned by Enstar Limited

(3)	Goshawk Insurance Holdings Limited is 89.44% owned by Enstar Acquisitions Ltd. and 10.1% owned by Kenmare Holdings Ltd.

(4)	Torus Business Solutions Private Ltd is 99.99% owned by StarStone Insurance Services Limited and 0.01% owned by StarStone Finance Ltd.

(5)	Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda is 99.994% owned by StarStone Specialty Insurance Company and 0.006% owned by StarStone US Holdings Inc.

(6)	Global Legacy Acquisition L.P. is 97% owned by New Castle Reinsurance Company Ltd. and 1% owned by Chatsworth Limited